UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2023

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 23, 2023, World Wrestling Entertainment, Inc. (“WWE”) and New Whale Inc. (“New PubCo”) filed an amendment to the Registration Statement on Form S-4 (File No. 333-271893) (as so amended, the “Registration Statement”) in connection with the proposed transaction discussed in Item 8.01 of this Current Report on Form 8-K. The Registration Statement includes the audited consolidated financial statements of Zuffa Parent, LLC (“HoldCo”), a subsidiary of Endeavor that owns and operates the Ultimate Fighting Championship (“UFC”), as of December 31, 2022 and December 31, 2021 and for the years ended December 31, 2022, 2021 and 2020, which were previously included as Exhibit 99.1 of the Current Report on Form 8-K filed by the Company on May 12, 2023. In addition, the Registration Statement includes the unaudited consolidated financial statements of HoldCo as of March 31, 2023 and for the three months ended March 31, 2023 and 2022, which are attached hereto as Exhibit 99.1.

Additional information provided to WWE by the Company about the Company, HoldCo and Endeavor Operating Company, LLC (HoldCo’s parent entity) (“EOC”) is discussed in the Registration Statement, including in the sections entitled “Risk Factors,” “Business of UFC,” “Management Discussion and Analysis of UFC” and “Unaudited Pro Forma Condensed Combined Financial Information.”

The information contained under Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

As previously disclosed, on April 2, 2023, the Company entered into a Transaction Agreement (the “Transaction Agreement”), by and among the Company, EOC, HoldCo, WWE, New PubCo, and Whale Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of New PubCo, pursuant to which, among other things, Endeavor and WWE agreed to combine the businesses of HoldCo and WWE. New PubCo will be renamed “TKO Group Holdings, Inc.” immediately following the completion of the Transactions, including the Merger. All defined terms used that are not otherwise defined herein have the meanings ascribed to such terms in the Transaction Agreement.

The applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the Transactions expired at 11:59 p.m., Eastern Time, on June 16, 2023.

In addition, as of this filing, all required foreign regulatory approvals have been obtained.

The consummation of the Transactions remains subject to other customary closing conditions specified in the Transaction Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited consolidated financial statements of Zuffa Parent, LLC as of March 31, 2023 and for the three months ended March 31, 2023 and 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements generally include statements regarding the potential transaction between Endeavor and WWE. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected market opportunity, growth, financial performance, expected synergies and closing of the Transactions. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “outlook”, “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Endeavor’s management has based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the transaction will not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the transaction; Endeavor and WWE may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the transaction may result in the diversion of management’s time and attention to issues relating to the transaction and integration; expected synergies and operating efficiencies attributable to the transaction may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the transaction; the possibility that neither WWE nor Endeavor will have sufficient cash at close to distribute to shareholders (or that the amount of cash available for distribution will be less than what the parties expect); unfavorable outcome of legal proceedings that may be instituted against WWE and Endeavor following the announcement of the transaction; and risks inherent to the business may result in additional strategic and operational risks, which may impact Endeavor’s risk profile and it may not be able to mitigate effectively. In addition, a number of important factors could cause Endeavor’s or New PubCo’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A “Risk Factors” in Endeavor’s or WWE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as any such factors may be updated from time to time in its other filings with the SEC, including without limitation, Endeavor’s or WWE’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023, accessible on the SEC’s website at www.sec.gov, Endeavor’s investor relations site at investor.endeavorco.com and WWE’s investor relations site at investor.wwe.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither Endeavor nor WWE undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the transaction, New PubCo has filed a registration statement on Form S-4 with the SEC, which includes an information statement of WWE and a preliminary prospectus of New PubCo. After the registration statement is declared effective, WWE will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for any other document that Endeavor may file with the SEC and send to its stockholders in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF ENDEAVOR ARE URGED TO READ ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by Endeavor through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Endeavor will be available free of charge on Endeavor’s website at http://www.investor.endeavorco.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: June 23, 2023